                                                                                                                             PREMBBSUP4
                                                                                                           Pruco Life Insurance Company
                                                                                             Pruco Life Insurance Company of New Jersey

PRUDENTIAL PREMIER VARIABLE ANNUITY Bb SERIESSM ("Bb Series")

                                                  Supplement dated November 16, 2009
                                                                  To
                                                    Prospectuses dated May 1, 2009

This  supplement  should be read and retained with the prospectus for your Annuity.  If you would like another copy of the  prospectus, please call us at 1-888-PRU-2888.

This supplement  describes a new guaranteed  minimum  accumulation  benefit called Highest DailySM  Guaranteed Return OptionSM II. This benefit is an optional benefit available under the above-referenced Annuity.

This  supplement  also describes an option  available to those  currently  participating  in Highest Daily GROSM,  under which they may elect,  at no cost,  a "90% cap rule" that  limits the amount of Account  Value  that may be  transferred  into the  required  AST bond portfolio  Sub-account.  If you elect the 90% cap rule, we will replace the current formula governing asset transfers under the benefit with a formula that will transfer no more than 90% of Account Value into the applicable AST bond portfolio Sub-account.

Highest DailySM Guaranteed Return OptionSM II (HD GROSM II) is a guaranteed optional  accumulation  benefit. In contrast to an optional lifetime  income benefit that  guarantees a specified  amount of withdrawals  for life, an  accumulation  benefit  guarantees a minimum account  value as of a  designated  future  date.  Thus,  HD GRO II may be an  appropriate  option  for an  annuity  owner  who wants a guaranteed  minimum  account  value after a specified  number of years.  Because the  guarantee  inherent in the benefit  does not take effect until a specified  number of years into the future,  you should elect such a benefit only if your  investment time horizon is of at least that duration.  Please see the  introductory  section of "Living  Benefits" in the prospectus for a general  discussion of our optional  living  benefits.  As is the case with optional  living  benefits in general,  the  fulfillment of our guarantee  under these benefits is dependent on our claims-paying ability.

A. We include the following revised entry in the "GLOSSARY OF TERMS" section of the prospectus:

Highest Daily  Guaranteed  Return Option (Highest Daily GRO)SM /Highest  DailySM  Guaranteed  Return OptionSM II (HD GROSMII):  Each of
Highest Daily GRO and HD GRO II is a separate  optional  benefit that, for an additional  cost,  guarantees a minimum  Account Value at one or more future  dates and that  requires  your  participation  in a program that may transfer  your  Account  Value  according to a predetermined  mathematical  formula.  Each benefit has different features,  so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits". Certain of these benefits are no longer available for election.

B. We revise the section  entitled "Your Optional  Benefit Fees and Charges" to add the following line items that set forth the fee for
HD GRO II:

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                                               YOUR OPTIONAL BENEFIT FEES AND CHARGES(1)
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            OPTIONAL BENEFIT                             OPTIONAL BENEFIT                           TOTAL ANNUAL CHARGE(2)
                                                            FEE/CHARGE                                   for Bb Series
                                                 (as a percentage of Sub-account
                                             net assets, unless otherwise indicated)
------------------------------------------ --------------------------------------------- ----------------------------------------------
------------------------------------------ --------------------------------------------- ----------------------------------------------

HIGHEST DAILY GRO II

Current and Maximum Charge(3)                                 0.60%                                          1.55%
------------------------------------------ --------------------------------------------- ----------------------------------------------

How Charge is Determined

1) Highest Daily GRO II. Charge for this benefit is assessed against the average daily net assets of the  Sub-accounts.  For Bb Series, the total annual charge is 1.55%.
2) The Total Annual Charge includes the Insurance Charge assessed  against the average daily net assets allocated to the  Sub-accounts.
If you elect more than one optional benefit, the Total Annual Charge would be higher to include the charge for each optional benefit.
3) Because there is no higher charge to which we could increase the current  charge,  the current charge and maximum charge are one and the same.  Thus,  so long as you  retain  the  benefit,  we cannot  increase  your  charge  for the  benefit.  However,  subject to any regulatory  approval,  we do reserve  the right to  increase  the charge for  newly-issued  Annuities  that elect the  benefit  and for existing Annuities that elect or re-add the benefit post-issue.

C. The "Summary - Options for Guaranteed Accumulation" section is revised, in pertinent part, as follows:

These benefits contain detailed provisions, so please see the following sections of the prospectus for complete details:
o        Highest Daily GRO*
o        Highest Daily GRO II

* No longer available for new elections in a given state once Highest Daily GRO II is approved in that State.

D. With respect to the "Investment  Options" section of the prospectus,  we clarify that those electing Highest Daily Guaranteed Return
Option II must  limit  their  investment  options to either  the Group I  investment  options  or the Group II  Optional  Allocation  &
Rebalancing Program investment options set forth below:

                                                Group I: Allowable Benefit Allocations

Permitted Sub-accounts
AST Academic Strategies Asset Allocation
AST Advanced Strategies
AST Balanced Asset Allocation
AST Capital Growth Asset Allocation
AST CLS Growth Asset Allocation
AST CLS Moderate Asset Allocation
AST First Trust Balanced Target
AST First Trust Capital Appreciation Target
AST Horizon Growth Asset Allocation
AST Horizon Moderate Asset Allocation
AST Niemann Capital Growth Asset Allocation
AST Preservation Asset Allocation
AST Schroders Multi-Asset World Strategies
AST T. Rowe Price Asset Allocation
Franklin Templeton VIP Founding Funds Allocation Fund

                                          Group II: Optional Allocation & Rebalancing Program

Permitted Sub-accounts
AST Academic Strategies Asset Allocation
AST Advanced Strategies
AST Aggressive Asset Allocation
AST AllianceBernstein Core Value
AST AllianceBernstein Growth & Income
AST American Century Income & Growth
AST Balanced Asset Allocation
AST Capital Growth Asset Allocation
AST CLS Growth Asset Allocation
AST CLS Moderate Asset Allocation
AST Cohen & Steers Realty
AST DeAM Large-Cap Value
AST Federated Aggressive Growth
AST First Trust Balanced Target
AST First Trust Capital Appreciation Target
AST Global Real Estate
AST Goldman Sachs Concentrated Growth
AST Goldman Sachs Mid-Cap Growth
AST Goldman Sachs Small-Cap Value
AST High Yield
AST Horizon Growth Asset Allocation
AST Horizon Moderate Asset Allocation
AST International Growth
AST International Value
AST Jennison Large-Cap Growth
AST Jennison Large-Cap Value
AST JPMorgan International Equity
AST Large-Cap Value
AST Lord Abbett Bond-Debenture
AST Marsico Capital Growth
AST MFS Global Equity
AST MFS Growth
AST Mid-Cap Value
AST Money Market
AST Neuberger Berman Mid-Cap Growth
AST Neuberger Berman/LSV Mid-Cap Value
AST Neuberger Berman Small-Cap Growth
AST Niemann Capital Growth Asset Allocation
AST Parametric Emerging Markets Equity
AST PIMCO Limited Maturity Bond
AST PIMCO Total Return Bond
AST Preservation Asset Allocation
AST QMA US Equity Alpha
AST Schroders Multi-Asset World Strategies
AST Small-Cap Growth
AST Small-Cap Value
AST T. Rowe Price Asset Allocation
AST T. Rowe Price Global Bond
AST T. Rowe Price Large-Cap Growth
AST T. Rowe Price Natural Resources
AST UBS Dynamic Alpha
AST Western Asset Core Plus Bond
Franklin Templeton VIP Founding Funds Allocation Fund

E. HIGHEST DAILY GUARANTEED RETURN OPTION II
We add the following to the section entitled "Living Benefits."

Highest Daily Guaranteed Return Option II (HD GRO II)
You can elect this benefit on the Issue Date of your Annuity,  or at any time thereafter if available.  In addition,  you may cancel HD
GRO II and then re-elect the benefit  beginning on the next  Valuation Day if available,  provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility  rules. If you cancel the benefit,  you lose all guarantees that you have  accumulated  under the benefit.  The initial  guarantee under the newly elected benefit will be based on your current Account
Value at the time the new benefit  becomes  effective  on your  Annuity.  HD GRO II is not  available if you  participate  in any other living benefit.  However,  HD GRO II may be elected together with any optional death benefit,  other than the Highest Daily Value Death
Benefit.  As detailed below under "Key Feature-  Allocation of Account Value",  your  participation  in this benefit among other things entails your  participation  in a program that, as dictated by a predetermined  mathematical  formula,  may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

HD GRO II creates a series of separate  guarantees,  each of which is based on the highest  Account Value  attained on a day during the applicable  time period.  As each year of your  participation  in the benefit  passes,  we create a new guarantee.  Each guarantee then remains in existence  until the date on which it matures  (unless the benefit  terminates  sooner).  We refer to each date on which the specified  Account  Value is  guaranteed  as the  "maturity  date" for that  guarantee.  HD GRO II will not create a  guarantee  if the maturity date of that guarantee  would extend beyond the date by which annuity  payments must commence under the terms of your Annuity.
This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees  provided by the benefit exist only on the applicable maturity date(s).  However,  due to the ongoing monitoring of your
Account  Value,  and the  transfer of Account  Value to support our future  guarantees,  the benefit may provide some  protection  from significant  Sub-account  losses. For this same reason, the benefit may limit your ability to benefit from Sub-account  increases while it is in effect.

The initial  guarantee is created on the day that the HD GRO II benefit is added or re-added to your  Annuity.  We guarantee  that your
Account Value on the tenth  anniversary  of that day (we refer to each such  anniversary as a "benefit  anniversary")  will not be less than your Account  Value on the day that the HD GRO II benefit was added to your  Annuity.  Each  benefit  anniversary  thereafter,  we create a new guarantee.  With respect to each such subsequent  guarantee,  we identify the highest Account Value that occurred  between the date of that benefit  anniversary  and the date on which HD GRO II was added to your Annuity.  We guarantee that your Account Value ten years after that benefit  anniversary  will be no less than the highest daily Account Value that occurred  during that time period.
The  following  example  illustrates  the time period  over which we identify  the highest  daily  Account  Value for  purposes of each subsequent  guarantee under the benefit.  If the date of benefit  election were January 1, 2010, we would create a guarantee on January
1, 2014 based on the highest  Account Value achieved  between  January 1, 2010 and January 1, 2014, and that guarantee  would mature on
January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

If the Account Value on the maturity date is less than the guaranteed  amount,  we will  contribute  funds from our general  account to bring your Account Value up to the guaranteed  amount.  If the maturity date is not a Valuation Day, then we would  contribute  such an amount  on the  next  Valuation  Day.  We will  allocate  any such  amount  to each  Sub-account  (other  than  the AST bond  portfolio
Sub-accounts used with this benefit and described below) in accordance with your most recent  allocations  instructions.  Regardless of whether we need to  contribute  funds at the end of a guarantee  period,  we will at that time transfer all amounts held within the AST bond portfolio  Sub-account  associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account
Value is either  being  allocated  according  to an asset  allocation  program,  in such case your  Account  Value will be  transferred according to the program.

We increase the amount of each  guarantee  that has not yet reached its maturity  date, as well as the highest daily Account Value that we  calculate to establish a  guarantee,  by the amount of each  Purchase  Payment  made prior to the  applicable  maturity  date.  For example,  if the  effective  date of the  benefit  was  January 1, 2010,  and there was an initial  guaranteed  amount  that was set at
$100,000  maturing January 1, 2020, and a second  guaranteed  amount that was set at $120,000  maturing January 1, 2021, then a $30,000
Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

If you make a withdrawal  (including any CDSC), we effect a proportional  reduction to each existing  guarantee  amount. We calculate a proportional  reduction by reducing each existing guarantee amount by the percentage  represented by the ratio of the withdrawal amount
(including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a  withdrawal,  we will  deduct the  withdrawal  amount  pro rata from each of your  Sub-accounts  (including  the AST bond portfolio Sub-accounts used with this benefit).

Any partial  withdrawal for payment of any third party  investment  advisory  service will be treated as a withdrawal,  and will reduce each guarantee amount proportionally, in the manner indicated above.

EXAMPLE

This example is purely  hypothetical  and does not reflect the charges for the benefit or any other fees and charges under the Annuity.
It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:
o        The Issue Date is December 1, 2010
o        The benefit is elected on December 1, 2010
o        The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
o        An additional guarantee amount of $300,000 is locked in on December 1, 2011
o        The Account Value immediately prior to the withdrawal is equal to $300,000
o        No CDSC is applicable

If a withdrawal  of $50,000 is taken on December  15, 2011,  all  guarantee  amounts will be reduced by the ratio the total  withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

---------------------------------------------------------------------------------------------------------------------------------------
Withdrawal Amount divided by                                                                                     $  50,000
Account Value before withdrawal                                                                                  $ 300,000
Equals ratio                                                                                                      16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount                                                                                         $ 166,667
Additional guarantee amount                                                                                      $ 250,000
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Key Feature - Allocation of Account Value
We limit the  Sub-accounts  to which you may allocate  Account Value if you elect HD GRO II. For purposes of this benefit,  we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts."

HD GRO II uses a predetermined  mathematical  formula to help manage your guarantees through all market cycles.  Because the formula is made part of your Rider  schedule  supplement,  the  formula may not be altered  once you elect the  benefit.  However,  subject to any regulatory approval,  we do reserve the right to amend the formula for newly-issued  Annuities that elect or re-elect HD GRO II and for existing  Annuities that elect the benefit  post-issue.  This required formula helps us manage our financial  exposure under HD GRO II, by moving  assets out of certain  Sub-accounts  in certain  scenarios if dictated by the formula (see  below).  In essence,  we seek to preserve the value of these assets,  by  transferring  them to a more stable option (i.e.,  one of a specified group of bond portfolios within Advanced  Series Trust).  We refer to the  Sub-accounts  corresponding  to these bond  portfolios  collectively as the "AST bond portfolio  Sub-accounts".  The formula also contemplates the transfer of Account Value from the AST bond portfolio  Sub-accounts to the
Permitted  Sub-accounts in other  scenarios.  The formula is set forth in Section G of this Supplement.  A summary  description of each
AST bond portfolio  Sub-account appears within the Prospectus section entitled "What Are The Investment  Objectives and Policies Of The
Portfolios?" You will be furnished with a prospectus  describing the AST bond portfolios.  In addition,  you can find a copy of the AST bond portfolios' prospectus by going to www.prudentialannuities.com

For purposes of operating the HD GRO II formula,  we have included  within this Annuity several AST bond portfolio  Sub-accounts.  Each
AST bond portfolio is unique, in that its underlying  investments  generally mature at the same time as each outstanding  maturity date that exists under the benefit.  For example,  there would be an AST bond portfolio whose  underlying  investments  generally  mature in
2020  (corresponding  to all guarantees that mature in 2020), an AST bond portfolio whose  underlying  investments  generally mature in
2021  (corresponding  to all guarantees that mature in 2021), and so forth. As discussed below, the formula  determines the appropriate
AST bond  portfolio  Sub-account  to which Account Value is  transferred.  We will  introduce new AST bond  portfolio  Sub-accounts  in subsequent  years,  to  correspond  generally to the length of new guarantee  periods that are created under this benefit.  If you have elected  Highest  Daily GRO II, you may have Account  Value  allocated to an AST bond  portfolio  Sub-account  only by operation of the predetermined  mathematical  formula,  and thus you may not allocate purchase payments to, or transfer Account Value to or from, such a
Portfolio.  Please see the  prospectus for your Annuity and the prospectus  for the Advanced  Series Trust for more  information  about each AST bond portfolio used with this benefit.

Although we employ several AST bond portfolio  Sub-accounts  for purposes of the benefit,  the formula  described in the next paragraph operates so that your Account  Value may be allocated to only one AST bond  portfolio at one time. On any day a transfer into or out of the AST bond portfolio is made the formula may dictate that a transfer out of one AST bond  portfolio  Sub-account be made into another
AST bond  portfolio  Sub-account.  Any  transfer  into an AST bond  portfolio  Sub-account  will be directed to the AST bond  portfolio associated with the "current liability",  as described below. As indicated,  the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee.  Thus, in accordance with the formula  applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made.

In general,  the formula works as follows. On each Valuation Day, the formula  automatically  performs an analysis with respect to each guarantee that is outstanding.  For each outstanding  guarantee,  the formula begins by determining the present value on that Valuation
Day that, if appreciated at the  applicable  "discount  rate",  would equal the  applicable  guarantee  amount on the maturity date. As detailed in the  formula,  the discount  rate is an interest  rate  determined  by taking a benchmark  index used within the  financial services  industry and then reducing that interest rate by a prescribed  adjustment.  Once  selected,  we do not change the  applicable benchmark  index  (although we do reserve the right to use a new  benchmark  index if the  original  benchmark  is  discontinued).  The greatest of each such  present  value is referred to as the  "current  liability"  in the  formula.  The formula  compares  the current liability to the amount of your Account  Value held within the AST bond  portfolio  Sub-account  and to your Account  Value held within the  Permitted  Sub-accounts.  If the current  liability,  reduced by the amount held within the AST bond  portfolio  Sub-account,  and divided by the amount held within your Permitted  Sub-accounts,  exceeds an upper target value (currently,  85%), then the formula will make a transfer  into the AST bond  portfolio  Sub-account,  in the amount  dictated by the formula  (subject to the 90% cap  discussed below).  If the current  liability,  reduced by the amount held within the AST bond  portfolio  Sub-account,  and divided by the amount within the your other  Sub-accounts,  is less than a lower target value (currently,  79%), then the formula will transfer Account Value within the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond  portfolio  Sub-account  that  results in more than 90% of your  Account  Value being  allocated to the AST bond  portfolio  Sub-account  ("90% cap").  Thus,  on any  Valuation  Day, if the formula  would  require a transfer to the AST bond  portfolio  Sub-account  that would  result in more than 90% of the Account  Value being  allocated to the AST bond  portfolio  Sub-account,  only the amount  that  results in exactly  90% of the  Account  Value  being  allocated  to the AST bond portfolio  Sub-account will be transferred.  Additionally,  future  transfers into the AST bond portfolio  Sub-account will not be made
(regardless of the performance of the AST bond portfolio  Sub-account and the Permitted  Sub-accounts)  at least until there is first a transfer out of the AST bond  portfolio  Sub-account.  Once this  transfer  occurs out of the AST bond  portfolio  Sub-account,  future amounts may be  transferred to or from the AST bond  portfolio  Sub-account if dictated by the formula  (subject to the 90% cap). At no time will the formula make a transfer to the AST bond  portfolio  Sub-account  that  results in greater than 90% of your Account  Value being  allocated to the AST bond  portfolio  Sub-account.  However,  it is possible  that,  due to the  investment  performance of your allocations in the AST bond portfolio  Sub-account and your allocations in the Permitted  Sub-accounts you have selected,  your Account
Value could be more than 90% invested in the AST bond portfolio  Sub-account.  If you make additional purchase payments to your Annuity while the 90% cap is in effect,  the formula will not  transfer  any of such  additional  purchase  payments to the AST bond  portfolio
Sub-account  at least  until  there is first a  transfer  out of the AST bond  portfolio  Sub-account,  regardless  of how much of your
Account  Value is in the  Permitted  Sub-accounts.  This means that there could be  scenarios  under which,  because of the  additional purchase  payments you make,  less than 90% of your entire  Account Value is allocated to the AST bond portfolio  Sub-account,  and the formula  will still not  transfer  any of your Account  Value to the AST bond  portfolio  Sub-account  (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,
o        March 19,  2010 - a  transfer  is made to the AST bond  portfolio  Sub-account  that  results in the 90% cap being met and now
     $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
o        March 20, 2010 - you make an additional  purchase payment of $10,000.  No transfers have been made from the AST bond portfolio
     Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
o        On March 20, 2010 (and at least until first a transfer is made out of the AST bond portfolio  Sub-account  under the formula), the  $10,000  payment  is  allocated  to the  Permitted  Sub-accounts  and on this  date you  have  82% in the AST bond  portfolio
     Sub-account and 18% in the Permitted  Sub-accounts  (such that $20,000 is allocated to the Permitted  Sub-accounts  and $90,000 to the AST bond portfolio Sub-account).
o        Once there is a  formula-initiated  transfer  out of the AST bond  portfolio  Sub-account  (of any  amount),  the formula will operate as described  above,  meaning that the formula could  transfer  amounts to or from the AST bond  portfolio  Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula,  the 90% cap may come into  existence and be removed  multiple  times while you  participate in the benefit.  We will  continue to monitor  your  Account  Value daily and, if dictated by the  formula,  systematically  transfer  amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed  above,  each Valuation Day, the formula analyzes the difference  between your Account Value and your guarantees,  as well as how long you have owned the benefit,  and  determines  if any portion of your Account Value needs to be  transferred  into or out of the AST bond portfolio  Sub-accounts.  Therefore,  at any given time, some, none, or most of your Account Value may be allocated to the
AST bond portfolio Sub-accounts.

The amount that is  transferred  to and from the AST bond  portfolio  Sub-accounts  pursuant to the  formula  depends  upon a number of factors unique to your Annuity (and is not necessarily  directly  correlated  with the securities  markets,  bond markets,  or interest rates, in general) including:
o        The difference between your Account Value and your guarantee amount(s);
o        The amount of time until the maturity of your guarantee(s);
o        The amount invested in, and the performance of, the Permitted Sub-accounts;
o        The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
o        The discount rate used to determine the present value of your guarantee(s);
o        Additional purchase payments, if any, that you make to the Annuity; and
o        Withdrawals, if any, taken from the Annuity.

Any amounts  invested in the AST bond portfolio  Sub-accounts  will affect your ability to participate in a subsequent  market recovery within the Permitted  Sub-accounts.  Conversely,  the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account  Value may have been  protected  from decline and  volatility  than it  otherwise  would have been had the benefit not been elected.

The AST bond portfolio  Sub-accounts  are available only with these benefits,  and you may not allocate  purchase  payments or transfer
Account Value to or from the AST bond portfolio Sub-accounts.

Transfers do not impact any guarantees that have already been locked-in.

Election/Cancellation of the Benefit
HD GRO II can be elected on the Issue Date of your Annuity,  or on any Valuation  Day  thereafter,  provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility  requirements.  You may elect HD GRO II only if the  oldest of the Owner and  Annuitant  is 84 or younger on the date of  election  (80 or  younger,  in New  York).  If you  currently participate  in a living  benefit that may be cancelled,  you may terminate  that benefit at any time and elect HD GRO II.  However you will lose all guarantees that you had accumulated  under the previous  benefit.  The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

HD GRO II will  terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract),  unless the
Annuity is continued by the surviving  spouse;  (b) as of the date Account Value is applied to begin  annuity  payments;  (c) as of the anniversary of benefit election that immediately  precedes the  contractually-mandated  latest annuity date, or (d) upon full surrender of the Annuity.  If you elect to terminate the benefit,  HD GRO II will no longer provide any guarantees.  The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the HD GRO II benefit.  You may then elect any other currently  available  living benefit  beginning on the next  Valuation  Day after you have  cancelled  the HD GRO II benefit,  provided  that your  Account  Value is  allocated in the manner permitted  with the benefit and you otherwise  meet our  eligibility  requirements.  Upon  cancellation  of the HD GRO II benefit,  any
Account Value allocated to the AST bond portfolio  Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent  allocation  instructions or, in absence of such  instructions,  pro-rata (i.e., in direct  proportion to your current  allocations).  Upon your  re-election  of HD GRO II,  Account  Value may be  transferred  between the AST bond  portfolio
Sub-accounts and the other Sub-accounts  according to the predetermined  mathematical formula (see "Key Feature - Allocation of Account
Value"  section for more details).  It is possible that over time the formula could  transfer some,  most, or none of the Account Value to the AST bond portfolio  Sub-accounts under the newly-elected  benefit. You also should be aware that upon cancellation of the HD GRO
II benefit,  you will lose all guarantees that you had accumulated  under the benefit.  Thus, the guarantees  under your  newly-elected benefit will be based on your current  Account Value at the time the new benefit becomes  effective.  The benefit you elect or re-elect may be more expensive than the benefit you cancel.

Special Considerations under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:
o        Upon  inception of the benefit,  100% of your Account  Value must be allocated to the  Permitted  Sub-accounts.  The Permitted
     Sub-accounts are those described in the Investment Option section of the prospectus.  No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
o        Transfers  to and from your  elected  Sub-accounts  and an AST bond  portfolio  Sub-account  will not count toward the maximum number of free transfers allowable under the Annuity.
o        Any amounts  applied to your Account  Value by us on a maturity date will not be treated as  "investment  in the contract" for income tax purposes.
o        As the time remaining until the applicable maturity date gradually  decreases,  the benefit may become increasingly  sensitive to moves to an AST bond portfolio Sub-account.
o        We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit.  Moreover,  if you are invested in  prohibited  investment  options and seek to acquire the benefit,  we will ask you to  reallocate to permitted investment  options as a prerequisite to acquiring the benefit.  Should we prohibit access to any investment option, any transfers required to move Account Value to eligible  investment  options will not be counted in  determining  the number of free  transfers during an Annuity Year.
o        If you elect this  benefit,  and in  connection  with that  election you are required to  reallocate  to different  investment options  permitted under this benefit,  then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the  non-permitted  investment  options and (ii) invest the proceeds of those sales in the permitted  investment  options that you have designated.  During this reallocation  process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally.  The  newly-elected  benefit will commence at the close of business on the following
     Valuation Day. The protection  afforded by the  newly-elected  benefit will not arise until the close of business on the following
     Valuation Day.

Charges under the Benefit
We deduct an annualized  charge equal to 0.60% of the average daily net assets of the  Sub-accounts  (including  any AST bond portfolio
Sub-account) for  participation in the HD GRO II benefit.  The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your  Account  Value on the  maturity  date is less than the amount  guaranteed  and (b)  administration  of the benefit.

Closing of Highest Daily GRO ("HD GRO")
HD GRO is described in the section of the prospectus  entitled "Living Benefits".  HD GRO will no longer be available for new elections or re-adds in those jurisdictions  where we have received  regulatory  approval to offer HD GRO II. If you currently  participate in HD
GRO, this closing does not affect you or the guarantees associated with your benefit.  However,  subsequent to the closure, you will no longer be allowed to re-elect HD GRO if you decide to terminate it.

F. Optional 90% Cap Rule Applicable to Highest Daily GRO
In the section entitled  "Living  Benefits - Highest Daily GRO", we add the following  description of an optional feature for owners of
Highest Daily GRO that limits the amount of Account  Value that can be allocated to the AST bond  portfolio  Sub-account  used with the benefit.

OPTIONAL FEATURE FOR HIGHEST DAILY GRO
If you currently  own an Annuity and have  elected,  as of the date of this  Supplement,  the Highest Daily GRO benefit,  you can elect this optional feature, at no additional cost, which utilizes a new asset transfer formula.  The new predetermined  mathematical formula is described  below and will replace the "Transfer  Calculation"  portion of the asset  transfer  formula  currently used in connection with your benefit on a  prospective  basis.  This  election may only be made once and may not be revoked  once  elected.  The new asset transfer formula is added to Appendix D in your prospectus, and is provided below.

Although we employ several AST bond portfolio  Sub-accounts  for purposes of the benefit,  the formula  described in the next paragraph operates so that your Account Value may be allocated to only one AST bond  portfolio  Sub-account  at one time. In the  description  of the formula in the next paragraph,  we refer to the AST bond portfolio  Sub-account in which you are invested  immediately prior to any potential  asset transfer as the "Current AST bond portfolio  Sub-account."  The formula may dictate that a transfer out of the Current
AST bond portfolio  Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio  Sub-account.  Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio  Sub-account  associated with the "current liability"
(we refer to that  Sub-account  as the  "Transfer  AST bond  portfolio  Sub-account").  Note  that if the  Current  AST bond  portfolio
Sub-account is associated with the current liability,  then that Sub-account would be the Transfer AST bond portfolio Sub-account,  and we would simply transfer additional assets into the Sub-account if dictated by the formula.

Under the new formula,  the formula will not execute a transfer to the Transfer  AST bond  portfolio  Sub-account  that results in more than 90% of your Account  Value being  allocated  to the  Transfer  AST bond  portfolio  Sub-account  ( "90% cap rule").  Thus,  on any
Valuation  Day, if the formula would require a transfer to the Transfer AST bond portfolio  Sub-account  that would result in more than
90% of the Account Value being  allocated to the Transfer AST bond portfolio  Sub-account,  only the amount that results in exactly 90%
of the Account  Value being  allocated  to the  Transfer AST bond  portfolio  Sub-account  will be  transferred.  Additionally,  future transfers into the Transfer AST bond portfolio  Sub-account  will not be made  (regardless of the  performance of the Transfer AST bond portfolio  Sub-account and the Permitted  Sub-accounts) at least until there is first a formula-initiated  transfer out of the Transfer
AST bond portfolio  Sub-account.  Once this transfer occurs out of the Transfer AST bond portfolio  Sub-account,  future amounts may be transferred to or from the Transfer AST bond  portfolio  Sub-account  if dictated by the formula  (subject to the 90% cap rule).  At no time will the formula make a transfer to the Transfer AST bond portfolio  Sub-account  that results in greater than 90% of your Account
Value being allocated to the Transfer AST bond portfolio  Sub-account.  However, it is possible that, due to the investment performance of your  allocations  in the Transfer AST bond  portfolio  Sub-account  and your  allocations  in the Permitted  Sub-accounts  you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

If you make additional  purchase payments to your Annuity while the transfer  restriction of the 90% cap rule is in effect, the formula will not transfer any of such  additional  purchase  payments to the Transfer AST bond  portfolio  Sub-account  at least until there is first a transfer out of the Transfer AST bond portfolio  Sub-account,  regardless of how much of your Account Value is in the Permitted
Sub-accounts.  This means that there could be scenarios under which,  because of the additional  purchase  payments you make, less than
90% of your entire Account Value is allocated to the Transfer AST bond portfolio  Sub-account,  and the formula will still not transfer any of your  Account  Value to the  Transfer  AST bond  portfolio  Sub-account  (at least  until  there is first a transfer  out of the
Transfer AST bond portfolio Sub-account).

For example,
o        March 19, 2010 - a transfer is made that  results in the 90% cap rule being met and now $90,000 is  allocated  to the Transfer
     AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
o        March 20, 2010 - you make an additional  purchase  payment of $10,000.  No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
o        As of March 20, 2010 (and at least until first a transfer is made out of the Transfer  AST bond  portfolio  Sub-account  under the  formula) - the $10,000  payment is  allocated  to the  Permitted  Sub-accounts  and now you have 82% in the Transfer AST bond portfolio  Sub-account and 18% in the Permitted  Sub-accounts  (such that $20,000 is allocated to the Permitted  Sub-accounts  and
     $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
o        Once there is a transfer out of the  Transfer  AST bond  portfolio  Sub-account  (of any amount),  the formula will operate as described  above,  meaning that the formula  could  transfer  amounts to or from the Transfer AST bond  portfolio  Sub-account  if dictated by the formula (subject to the 90% cap rule).

If at the time you elect the 90% cap rule, more than 90% of your Account Value is allocated to an AST bond portfolio  Sub-account  used with the benefit,  a transfer  will be made from the AST bond  portfolio  Sub-account  such that Account Value will be allocated 90% to the AST bond portfolio  Sub-account  and 10% will be allocated to your elected  Sub-accounts.  Amounts to be  transferred  from the AST bond portfolio  Sub-account to your elected Sub-accounts will be transferred  according to the following  "hierarchy" (i.e., if a given item is inapplicable,  we use the next instruction that is applicable):  (a) the percentages  dictated by any existing asset allocation program; or (b) the percentages dictated by any  auto-rebalancing  program; or (c) pro-rata according to amounts currently held in your elected  Sub-accounts;  or (d)  according to the  currently-effective  allocation  instructions  used for the  allocation of subsequent
Purchase Payments.

It is possible  that  additional  transfers  might occur after this  initial  transfer if dictated by the  formula.  The amount of such additional  transfer(s)  will vary.  If on the date this feature is elected 100% of your Account Value is allocated to the Transfer AST bond portfolio  Sub-account,  a transfer of an amount equal to 10% of your Account Value will be made to your  Permitted  Sub-accounts.
It is possible  than an  additional  transfer to the  Permitted  Sub-accounts  could occur the  following  Valuation  Day,  and in some instances (based upon the formula) this additional transfer could be large.  Thereafter,  your Account Value can be transferred between the Transfer  AST Bond  Portfolio  Sub-account  and your  Permitted  Sub-accounts  as  frequently  as daily,  based on what the formula prescribes.

Once the transfer  restriction of the 90% cap rule is triggered,  future  transfers  into the Transfer AST bond  portfolio  Sub-account will not be made  (regardless of the  performance of the Transfer AST bond portfolio  Sub-account  and the Permitted  Sub-accounts)  at least  until there is first a transfer  out of the  Transfer  AST bond  portfolio  Sub-account.  Once this  transfer  occurs out of the
Transfer AST bond portfolio  Sub-account,  future amounts may be transferred to or from the Transfer AST bond portfolio  Sub-account if dictated by the formula (subject to the 90% cap rule).

Important Considerations When Electing this Feature:
o        At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
o        Please be aware that because of the way the 90% cap rule asset  transfer  formula  operates,  it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
o        If this  feature is elected,  any  Account  Value  transferred  to the  Permitted  Sub-accounts  is subject to the  investment performance  of  those  Sub-accounts.  Your  Account  Value  can go up or  down  depending  on the  performance  of the  Permitted
     Sub-accounts you select.
o        Your  election of the 90% cap rule will not result in your  losing the  guarantees  you had  accumulated  under your  existing
     Highest Daily GRO benefit.

The following is added to Appendix D in your prospectus:

                                  FORMULA FOR ANNUITIES WITH 90% CAP RULE FEATURE - HIGHEST DAILY GRO

The following are the terms and definitions referenced in the transfer calculation formula:

o        AV is the current Account Value of the Annuity
o        V is the current Account Value of the elected Sub-accounts of the Annuity
o        B is the total current value of the AST bond portfolio Sub-account
o        Cl is the lower target value. Currently, it is 79%.
o        Ct is the middle target value. Currently, it is 82%.
o        Cu is the upper target value. Currently, it is 85%.
o        T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

For each guarantee provided under the benefit,
o        Gi is the guarantee amount
o        Ni is the number of days until the maturity date
o        di is the discount  rate  applicable  to the number of days until the maturity  date.  It is  determined  with  reference to a benchmark  index,  reduced by the  Discount  Rate  Adjustment  and subject to the discount  rate  minimum.  The discount  rate minimum,  beginning  on the  effective  date of the  benefit,  is three  percent,  and will  decline  monthly  over the  first twenty-four  months following the effective date of the benefit to one percent in the  twenty-fifth  month, and will remain at one percent for every month thereafter.  Once selected,  we will not change the applicable  benchmark index.  However,  if the benchmark  index is  discontinued,  we will  substitute  a  successor  benchmark  index,  if there is one.  Otherwise  we will substitute a comparable  benchmark  index.  We will obtain any required  regulatory  approvals  prior to  substitution  of the benchmark index.

Transfer Calculation
The formula,  which is set on the Effective  Date of the 90% Cap Rule,  and is not changed while the benefit is in effect,  determines, on each Valuation Day, when a transfer is required.

On the Effective Date of the 90% Cap Rule (and only on this date),  the following asset transfer  calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

If (B / (V + B) > .90), then

T = B - [(V + B) * .90]

If T as described  above is greater than $0, then that amount  ("T") is  transferred  from the AST bond  portfolio  Sub-account  to the elected  Sub-accounts  and no additional  transfer  calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST bond  portfolio  Sub-account  are suspended.  The suspension  will be lifted once a transfer out of the AST bond portfolio
Sub-account occurs.

On each  Valuation  Date  thereafter  (including  the Effective  Date of the 90% Cap Rule,  provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable  discount rate,  would equal the Guarantee
Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)."

L = MAX(Li), where Li = Gi / (1 + di) (Ni/365)

Next the formula calculates the following formula ratio:

r = (L - B) / V

If the formula  ratio exceeds an upper target value,  then all or a portion of the Account  Value will be  transferred  to the AST bond portfolio  Sub-account  associated  with the  current  liability,  subject  to the rule that  prevents  a  transfer  into that AST bond portfolio  Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap rule").  If, at the time we make a transfer to the AST bond  portfolio  Sub-account  associated  with the  current  liability,  there is  Account  Value  allocated  to an AST bond portfolio  Sub-account not associated with the current liability,  we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.

The transfer amount is calculated by the following formula:

T = {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * Ct] / (1 - Ct))}

If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond  portfolio  Sub-account,  then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T = {Min(B, - [L - B - V * Ct] / (1 - Ct))}

If following a transfer to the elected  Sub-accounts,  there are assets  remaining in an AST bond portfolio  Sub-account not associated with the  current  liability,  we will  transfer  all  assets  from  that  AST bond  portfolio  Sub-account  to the AST bond  portfolio
Sub-account associated with the current liability.

If transfers  into the AST bond  portfolio  Sub-account  are  restricted  due to the  operation  of the 90% cap rule,  then we will not perform any intra-AST bond portfolio  Sub-account  transfers.  However, if assets transfer out of an AST bond portfolio Sub-account and into the elected  Sub-accounts  due to the maturity of the AST bond  portfolio,  by operation of the formula,  assets may  subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

G. FORMULA FOR HIGHEST DAILY GRO II

The following are the terms and definitions referenced in the transfer calculation formula:

o        AV is the current Account Value of the Annuity
o        VV is the current Account Value of the elected Sub-accounts of the Annuity
o        VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity
o        B is the total current value of the AST bond portfolio Sub-account
o        Cl is the lower target value. Currently, it is 79%.
o        Ct is the middle target value. Currently, it is 82%.
o        Cu is the upper target value. Currently, it is 85%.
o        T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,
o        Gi is the guarantee amount
o        Ni is the number of days until the maturity date
o        di is the discount  rate  applicable  to the number of days until the maturity  date.  It is  determined  with  reference to a benchmark  index,  reduced by the  Discount  Rate  Adjustment  and subject to the discount  rate  minimum.  The discount  rate minimum,  beginning  on the  effective  date of the  benefit,  is three  percent,  and will  decline  monthly  over the  first twenty-four  months following the effective date of the benefit to one percent in the  twenty-fifth  month, and will remain at one percent for every month thereafter.  Once selected,  we will not change the applicable  benchmark index.  However,  if the benchmark  index is  discontinued,  we will  substitute  a  successor  benchmark  index,  if there is one.  Otherwise  we will substitute a comparable  benchmark  index.  We will obtain any required  regulatory  approvals  prior to  substitution  of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect,  determines,  on each Valuation Day, when a transfer is required.

The formula begins by determining  the value on that  Valuation Day that, if appreciated at the applicable  discount rate,  would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

L = MAX(Li), where Li = Gi / (1 + di) (Ni/365)

Next the formula calculates the following formula ratio:

r = (L - B) / (VV + VF)

If the formula  ratio exceeds an upper target value,  then all or a portion of the Account  Value will be  transferred  to the AST bond portfolio  Sub-account  associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio
Sub-account  if 90% or more of Account  Value is in that  Sub-account  ("90%  cap").  If at the time we make a transfer to the AST bond portfolio  Sub-account  associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability,  we will transfer all assets from that AST bond portfolio  Sub-account to the AST bond portfolio
Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap.

The transfer amount is calculated by the following formula:

T = {Min(MAX(0, (.90 * (VV + VF+ B)) - B), [L - B - (VV + VF) * Ct] / (1 - Ct))}

If the formula  ratio is less than a lower target value and there are assets in the AST bond  portfolio  Sub-account,  then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T = {Min(B, - [L - B - (VV + VF) * Ct] / (1 - Ct))}

If following a transfer to the elected  Sub-accounts,  there are assets  remaining in an AST bond portfolio  Sub-account not associated with the  current  liability,  we will  transfer  all  assets  from  that  AST bond  portfolio  Sub-account  to the AST bond  portfolio
Sub-account associated with the current liability.

If transfers into the AST bond portfolio  Sub-account  are restricted due to the operation of the 90% cap, then we will not perform any intra-AST bond portfolio  Sub-account  transfers.  However,  if assets  transfer out of an AST bond portfolio  Sub-account and into the elected  Sub-accounts  due to the  maturity of the AST bond  portfolio,  by  operation  of the  formula,  such assets may  subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

H. AMENDED DISCLOSURE PERTAINING TO HIGHEST DAILY GRO
We revise the  following  line item (and  footnote 3) in the section  entitled  "Your  Optional  Benefit  Fees and  Charges" to read as appears  below.  This change  reflects  the fact that the current  charge and maximum  charge for this  benefit are the same,  and thus clarifies the comparable portion of the May 1, 2009 prospectus.

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                                               YOUR OPTIONAL BENEFIT FEES AND CHARGES(1)
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            OPTIONAL BENEFIT                             OPTIONAL BENEFIT                         TOTAL ANNUAL CHARGE(2)
                                                            FEE/CHARGE                                for Bb Series
                                                 (as a percentage of Sub-account
                                             net assets, unless otherwise indicated)
------------------------------------------ --------------------------------------------- -----------------------------------------
------------------------------------------ --------------------------------------------- -----------------------------------------

HIGHEST DAILY GRO

Current and Maximum Charge(3)                                 0.60%                                       1.55%
------------------------------------------ --------------------------------------------- -----------------------------------------

How Charge is Determined
1) Highest  Daily GRO:  Charge for this benefit is assessed  against the average daily net assets of the  Sub-accounts.  If you elected the benefit prior to May 1, 2009,  the fees are as follows:  The current  charge is 0.35% benefit charge and 1.30% total annual charge.
If you elected the benefit on or after May 1, 2009, 1.55% total annual charge applies.
2) The Total Annual Charge includes the Insurance Charge assessed  against the average daily net assets allocated to the  Sub-accounts.
If you elect more than one optional benefit, the Total Annual Charge would be higher to include the charge for each optional benefit.
3) Because there is no higher charge to which we could increase the current  charge,  the current charge and maximum charge are one and the same.  Thus,  so long as you  retain  the  benefit,  we cannot  increase  your  charge  for the  benefit.  However,  subject to any regulatory  approval,  we do reserve  the right to  increase  the charge for  newly-issued  Annuities  that elect the  benefit  and for existing Annuities that elect or re-add the benefit post-issue.

I.  OTHER INFORMATION:

a.       Contingent on  shareholder  approval,  effective on or about  November 13, 2009,  the AST Focus Four Plus Portfolio will merge into the AST First Trust Capital  Appreciation  Target  Portfolio.  Thereafter,  the AST Focus Four Plus  Portfolio  will cease to exist,  and any Account Value that had been invested in the AST Focus Four Plus  Portfolio  Sub-account  immediately  prior to the merger will be transferred into the AST First Trust Capital Appreciation Target Portfolio Sub-account.

b.       The following  underlying  portfolio is added as Sub-accounts to your Annuity effective  January 4, 2010,  however please note that you may not make Purchase  Payments to, or transfer  Account  Value from,  this  Sub-account,  and that this  Sub-account  is available  only with  certain  living  benefits.  In the  section  entitled  "Summary of Contract  Fees and  Charges,"  we add the
     following to the table of Underlying Mutual Fund Portfolio Annual Expenses:

                                                                                                                 Acquired    Total Annual
                       UNDERLYING PORTFOLIO                                                                      Portfolio     Portfolio
                                                                      Management Fee      Other     (12b-1)       Fees &       Expenses
                                                                                        Expenses       Fee       Expenses
-------------------------------------------------------------------- ----------------- ------------ ----------- ------------ --------------
-------------------------------------------------------------------- ----------------- ------------ ----------- ------------ --------------
AST Bond Portfolio 2021                                                   0.65%*         0.31%**      0.00%        0.00%       0.96%***
* The  contractual  investment  management  fee rate is subject to certain  breakpoints.  In the event the combined  average  daily net assets of the AST Bond Portfolio  2017, the AST Bond Portfolio  2021, the AST Bond Portfolio 2015, the AST Bond Portfolio 2016, the AST
Bond Portfolio  2018, the AST Bond Portfolio 2019, the AST Bond Portfolio  2020, and the AST Investment  Grade Bond Portfolio  (each, a
Bond Portfolio and  collectively,  the Bond  Portfolios) do not exceed $500 million,  each Portfolio's  investment  management fee rate will equal 0.65% of its average  daily net assets.  In the event the combined  average daily net assets of the Bond  Portfolios  exceed
$500 million,  the portion of a Portfolio's  assets to which the  investment  management fee rate of 0.65% applies and the portion of a
Portfolio's  assets to which the  investment  management  fee rate of 0.64% applies will be  determined  on a pro rata basis.  Such fee would be computed as follows.

                          [0.65% x ($500 million x Individual Portfolio Assets / Combined Portfolio Assets)] +

             [0.64% x (Combined Portfolio Assets - $500 million) x Individual Portfolio Assets / Combined Portfolio Assets]

**  Estimates  based on an assumed  average  daily net asset  level of $50  million  for each  Portfolio  during the fiscal year ending
December 31, 2010.  As used in  connection  with each  Portfolio,  "other  expenses"  includes  expenses for  accounting  and valuation services,  custodian  fees,  audit and legal fees,  transfer  agency fees,  fees paid to  non-interested  Trustees,  and certain  other miscellaneous  items. Each Portfolio also will pay  participating  insurance  companies an administrative  services fee of 0.10% of its average daily net assets on an annualized basis, subject to certain voluntary  asset-based  breakpoints.  Such administrative  services fee will compensate  participating  insurance companies for providing certain services to beneficial shareholders in lieu of the Trust, including the printing and mailing of fund prospectuses and shareholder reports.

***  Estimates  based on an assumed  average  daily net asset  level of $50 million  for each  Portfolio  during the fiscal year ending
December 31, 2010. The Investment  Managers have  contractually  agreed to waive a portion of their  investment  management fees and/or reimburse  certain expenses for each Portfolio so that each Portfolio's  investment  management fees plus other expenses  (exclusive in all cases of taxes, interest,  brokerage commissions,  distribution fees, acquired fund fees and expenses, and extraordinary  expenses)
do not exceed 1.00% of each Portfolio's average daily net assets for the fiscal year ending December 31, 2010.

c.       In the section entitled, "Investment Options," we add the following table of "Investment Objectives/Policies"

----------------------------------------------------------------------------------------------------------------------------------
     STYLE/TYPE                                                                                              PORTFOLIO ADVISOR/
                                                 INVESTMENT OBJECTIVES/POLICIES                                 SUB-ADVISOR
----------------------------------------------------------------------------------------------------------------------------------
                                                      ADVANCED SERIES TRUST
----------------------------------------------------------------------------------------------------------------------------------
                      AST Bond Portfolio 2021: seeks the highest potential total return consistent with its specified level of risk tolerance to meet the parameters established to support the GRO benefits and maintain liquidity to support changes in market conditions for
    Fixed Income      a fixed maturity of 2021.  Please note that you may not make Purchase Payments to,   Prudential Investment
                      or transfer Account Value to or from, this portfolio, and that this portfolio is        Management, Inc.
                      available only with certain living benefits.
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